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                               EXHIBIT (10)(III)

                             Material Contracts --
                     Executive Benefit Amendment Agreement
                 among Richman Gordman 1/2 Price Stores, Inc.,
                    Jeffrey J. Gordman, Michael A. Mallaro,
                    Dean Williamson, James H. Cooke, Ronald
                     Kent Hall, John W. Simkins, Norman J.
                       Farrington and Donald L. DeGraeve,
                              dated August 1, 1997





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                               EXECUTIVE BENEFIT
                              AMENDMENT AGREEMENT


       This Executive Benefit Amendment Agreement (the "Agreement") is made as of August 1, 1997 among the Company and the officers (the "Officers" and, as to each signatory hereto, an "Officer") of RICHMAN GORDMAN 1/2 PRICE STORES, INC., (the "Company").

       WHEREAS, the Company has amended its executive benefits plans upon the recommendation of the Officers; and

       WHEREAS, each of the Officers is party to an employment-related agreement (an "Employment Agreement") between the Officer and the Company; and

       WHEREAS, the Company and the Officers desire to amend the Employment Agreements to conform to the amended executive benefit plan;

       NOW, THEREFORE, the undersigned Officers hereby acknowledge and agree that, effective as of August 1, 1997, the following changes shall apply to executive fringe benefits available to such Officers under general benefit plans provided by the Company or under the Employment Agreements:

                (a) Benefits in connection with health insurance, dental insurance, life insurance and medical reimbursement will be no greater than those provided to all other salaried associates. In this regard, the Executive Reimbursement Account benefit has been terminated.

                (b) The Company will no longer pay the initiation fee or dues for Prairie Life Health Club memberships.

       DATED as of August 27, 1997.


                                        /s/ Jeffrey J. Gordman
                                        --------------------------------------
                                        Jeffrey J. Gordman



                                        /s/ Michael A. Mallaro
                                        --------------------------------------
                                        Michael A. Mallaro




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                                        /s/ Dean Williamson
                                        --------------------------------------
                                        Dean Williamson



                                        /s/ James H. Cooke
                                        --------------------------------------
                                        James H. Cooke



                                        /s/ Ronald Kent Hall
                                        --------------------------------------
                                        Ronald Kent Hall



                                        /s/ John W. Simkins
                                        --------------------------------------
                                        John W. Simkins



                                        /s/ Norman J. Farrington
                                        --------------------------------------
                                        Norman J. Farrington



                                        /s/ Donald L. DeGraeve
                                        --------------------------------------
                                        Donald L. DeGraeve





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